Item 12 (b).  Exhibits.


                            SECTION 906 CERTIFICATION

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:  USAA MUTUAL FUND, INC. (except the Index Funds)

In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Fund listed above for the period ended July 31, 2006, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.


Date:  OCTOBER 2, 2006                           /S/ CHRISTOPHER W. CLAUS
       ---------------                          -------------------------
                                                 Christopher W. Claus
                                                 President

                            SECTION 906 CERTIFICATION

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:  USAA MUTUAL FUND, INC. (except the Index Funds)

In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Fund listed above for the period ended July 31, 2006, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.



Date:  OCTOBER 2, 2006                                /S/ DEBRA K. DUNN
       ---------------                                ------------------
                                                        Debra K. Dunn
                                                        Treasurer